SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 12, 2010

DIVERSEY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 333-108853

Delaware	80-0010497
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

8310 16th Street Sturtevant, Wisconsin	53177-0902
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (262) 631-4001

DIVERSEY, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 333-97427

Delaware	39-1877511
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

8310 16th Street Sturtevant, Wisconsin	53177-0902
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (262) 631-4001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Directors

Effective August 12, 2010, James G. Berges, previously designated a director by CD&R Jaguar Investment Company, LLC (“CD&R Investor”), and Richard C. Levin, previously designated an independent director by CD&R Investor, resigned from the Board of Directors (the “Board”) of Diversey Holdings, Inc. (the “Company”) and the Company’s subsidiary, Diversey, Inc. (“Diversey”).

Appointment of Directors

Pursuant to the stockholders agreement, dated as of November 24, 2009, by and among the Company, Commercial Markets Holdco, Inc. (“CMH”), SNW Co., Inc., CD&R Investor and CDR F&F Jaguar Investor, LLC (the “Stockholders Agreement”), each of CMH and CD&R Investor have the right to designate five directors, including two independent directors, to the Board of the Company. The Company’s Chief Executive Officer is the eleventh director. CMH and CD&R Investor also have the right to designate directors to the board of directors of any subsidiary of the Company, including the Board of Diversey, in proportion to the relative number of directors then designated by CMH, on the one hand, and CD&R Investor, on the other hand.

On August 12, 2010, following approval by the stockholders of the Company, the Board appointed Marvinder S. Banga, designated by CD&R Investor to replace Mr. Berges, to the Board of the Company and Diversey. The Board also appointed Mr. Banga to serve as chairman of the Executive Committee and as a member of the Governance Committee of the Company and Diversey. CD&R Investor will designate an independent director to replace Mr. Levin for the Board of the Company and Diversey at a future date. Biographical information regarding Mr. Banga is set forth below.

Marvinder S. Banga, 55, is an operating partner of Clayton, Dublier & Rice, LLC. Mr. Banga served in a variety of roles over a 33-year career with Unilever, most recently as President, Foods, Home and Personal Care and as a member of the Unilever plc Executive Board. Mr. Banga has served on the Prime Minister of India’s Council of Trade & Industry since 2004. Mr. Banga also serves as a non-executive director on the boards of Thomson Reuters and Maruti Suzuki Ltd.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On August 12, 2010, in accordance with the Second Amended and Restated Certificate of Incorporation of the Company and the Stockholders Agreement, the stockholders of the Company unanimously approved the following matters by written consent:

•	the appointment of Mr. Banga to the Board of the Company and Diversey; and

•	the appointment of Mr. Banga to the Executive Committee (as chairman) and Governance Committee of the Board of the Company and Diversey.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIVERSEY HOLDINGS, INC.

Date: August 17, 2010	By:	/S/ SCOTT D. RUSSELL
Scott D. Russell Senior Vice President, General Counsel and Secretary

DIVERSEY, INC.

Date: August 17, 2010	By:	/S/ SCOTT D. RUSSELL
Scott D. Russell Senior Vice President, General Counsel and Secretary